EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT (hereinafter sometimes called this "Agreement") is made effective as of the 1st day of January in the year 2006 by and between AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (hereinafter sometimes called the "Company"), of the one part,

                                 a
                                      n
                                          d

     EDWARD F. RUTTENBERG, an individual resident of Tarrant County, Texas (hereinafter sometimes called the "Employee"), of the other part.

                                    Recitals
                                    --------

     WHEREAS, the Employee has heretofore served as Chairman, President and chief executive and operating officer of the Company which, directly or indirectly through one or more subsidiary corporations, is engaged primarily in the business of the production, distribution and sale of locker products and postal products (hereinafter sometimes called the "Company Business");

     WHEREAS, the Employee has heretofore served the Company under the provisions of the Employment Agreement dated November 18, 1999, as amended (hereinafter sometimes called the "Prior Agreement"), which, by its terms, expired on December 31, 2005, and desires to continue to serve the Company as an executive employee thereof under the terms, and subject to the conditions, of this Agreement; and

     WHEREAS, the Company wishes to continue to employ the Employee under the terms, and subject to the conditions, of this Agreement;

                                    Agreement
                                    ---------

     NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, the Company and the Employee, each intending to be legally bound, do hereby agree as follows:

     Section 1. Employment. The Company hereby agrees to continue to employ the Employee and the Employee hereby agrees to continue to work for and on behalf of the Company under the terms, and subject to the conditions, hereinafter set forth. The Company hereby releases the Employee and the Employee hereby releases the Company from any and all further obligations arising from, out of, or in connection with the Prior Agreement.

     Section 2. Term of Employment. The term of the employment of the Employee by the Company hereunder (hereinafter sometimes called the "Employment Term") shall commence on the date hereof and shall continue indefinitely, subject, however, to termination as provided in Section 11 hereof.

     Section 3. Scope of Duties. During the Employment Term, the Employee shall serve as a full-time employee of the Company and in the capacity of its Chairman, President and chief executive and chief operating officer and shall perform such duties as the Borad of Directors of the Company shall reasonably require for the conduct of the Company Business from time to time. During the Employment Term, the Employee shall devote his skill, energy and best efforts to the faithful discharge of his duties as a full-time employee of the Company, and, in the performance of his services to the Company hereunder, the Employee shall comply with and follow all lawful policies, standards, regulations and directives as established from time to time by the Board of Directors of the Company and shall report to such Board of Directors.

         Section 4.         Representations and Warranties.

     (a) In order to induce the Employee to execute and deliver this Agreement and perform the covenants made thereby hereunder, the Company represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and (iii) the Company has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     (b) In order to induce the Company to execute and deliver this Agreement and perform the covenants made thereby hereunder, the Employee represents and warrants that (i) the Employee is under no contractual or other restrictions or obligations which limit the performance of his obligations hereunder or prohibit or limit the use by the Employee of any information which directly or indirectly relates to the Company Business or the services rendered by the Employee under this Agreement, (ii) this Agreement constitutes the legal, valid and binding obligation of the Employee enforceable against the Employee in accordance with its terms, and (iii) the Employee has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform his obligations hereunder.

     Section 5. Facilities of the Company. During the Employment Term, the Company shall make available for the use of the Employee in the performance of his duties hereunder office space and other support facilities in the central office maintained in the vicinity of Grapevine, Tarrant County, Texas, for the conduct of the Company

Business, reasonably suitable for such performance.

     Section 6. Compensation. During the Employment Term, the Company shall pay to the Employee a base annual salary (hereinafter sometimes called the "Salary") in an amount no less than One Hundred Sixty Thousand Dollars ($160,000), payable in periodic installments in accordance with the customary payroll practices from time to time adopted by the Company for its employees generally, subject to deduction of any withholding, payroll and other taxes required to be withheld or deducted therefrom under applicable law.

     Section 7. Bonus. During the Employment Term, the Employee may receive an annual bonus (hereinafter sometimes called the "Bonus") if the Stock Option - Executive Compensation Committee of the Board of Directors of the Company recommends, and such Board of Directors authorizes the payment of, the Bonus. The Employee shall be deemed to have earned the Bonus in full on the last day of the fiscal year of the Company with respect to which the Bonus is determined and paid, regardless of the date of determination or payment of the Bonus, the amount of which, if any, shall be determined by such Stock Option - Executive Compensation Committee and may be payable in cash, or partly in cash and partly by the issue to the Employee of shares of capital stock of the Company under such terms, and subject to such conditions, as such Stock Option - Executive Compensation Committee may from time to time, in its discretion, impose. The Bonus shall be payable with respect to each fiscal year of the Company during the Employment Term within the period of seventy-five (75) days following the end of such fiscal year, subject to deduction of any withholding, payroll and other taxes required to be withheld or deducted therefrom under applicable law;

provided, however, that nothing contained herein shall prohibit the prepayment by the Company during such fiscal year in advance of a portion of the Bonus as then estimated by the Company.

     Section 8. Automobile. During the Employment Term, the Company shall provide to the Employee for his use, in the performance of his duties hereunder, at the cost of the Company, a suitable automobile leased by the Company from a third-party lessor, under standard terms and conditions; provided, however, that the Employee shall reimburse the Company for any personal use of such automobile in accordance with, and subject to, the policies, standards, regulations and directives as established from time to time by the Board of Directors of the Company. Notwithstanding the foregoing , nevertheless, in the event that during the Employment Term the Company shall no longer provide to the Employee, for his use hereunder, such automobile, the Salary payable to the Employee hereunder during the Employment Term thereafter shall increase by an amount equal to the cost incurred by the Company for the lease of such automobile on an annual basis immediately prior to the date when the Company shall no longer provide such automobile to the Employee hereunder.

     Section 9. Other Benefits. During the Employment Term, the Employee shall be entitled to participate in any and all fringe benefit and similar programs maintained by the Company from time to time for its full-time salaried employees generally, including but not limited to pension, profit sharing, life insurance, hospitalization, and major medical programs.

     Section 10. Employment Expenses. The Company shall reimburse the Employee for any and all reasonable travel and other out-of-pocket business expenses incurred by the Employee during the Employment Term in connection with his employment under this Agreement under and in accordance with, and subject to, the policies, standards, regulations and directives, including but not limited to the filing of expense reports, as established from time to time by the Board of Directors of the Company.

     Section 11. Termination. The Employment Term shall terminate upon the first to occur of any of the events as follows:

          (a) upon the death of the Employee;

          (b) upon the disability of the Employee as referred to in Section 12(b) hereof;

          (c) upon the retirement of the Employee as referred to in Section 12(c) hereof;

          (d) for cause, as defined hereafter in this Section 11, immediately upon notice from the Company to the Employee, or at such later time as such notice may specify;

          (e) for good reason, as defined hereafter in this Section 11, upon not less than thirty (30) days' prior notice from the Employee to the Company; or

          (f) for any reason upon not less than one hundred eighty (180) days' prior written notice from the Company to the Employee or from the Employee to the Company, effective at any time after December 31, 2008.

For the purposes of this Section 11, the phrase "for cause" shall mean the material breach by the Employee of this Agreement, the appropriation (or attempted appropriation) by the Employee of a material business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company, the misappropriation (or attempted misappropriation) by the Employee of any of the funds or other property of the Company, or the conviction of the Employee, his indictment for (or its procedural equivalent), or his entering of a guilty plea, or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment. For the purposes of this
Section 11, the phrase "for good reason" shall mean the material breach by the Company of this Agreement, the assignment of the Employee, without his consent, to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his position, responsibilities or duties at the commencement of the Employment Term, or the relocation of the central business office of the Company more than twenty (20) miles outside of Tarrant County, Texas.

         Section 12. Effects of Termination. Effective upon the termination of the Employment Term, the employment of the Employee hereunder and any obligations of the Employee under Section 3 hereof and any obligations of the Company hereunder shall terminate, except, however, that the Company shall be obligated to pay to the Employee (or, in the event of the death of the Employee, to the personal representative of the estate of the Employee) only such compensation as shall be provided in this Section 12 or in Section 13 hereof, in lieu of all other amounts and in settlement of all claims which the Employee may have against the Company, other than however, such claims which the Employee may have as a stockholder of the Company, as follows:

          (A) Termination for Good Reason. If the Employee shall terminate the Employment Term for good reason, the Company shall pay to the Employee (i) the Salary for the entire calendar month in which such termination shall take place and for the period thereafter through December 31, 2008 and (ii) that portion of the Bonus, if any, with respect to the fiscal year in which such termination shall take place, prorated through the date of such termination (less any portion thereof prepaid by the Company).

          (B) Termination for Cause. If the Company shall terminate the Employment Term for cause, the Company shall pay to the Employee the Salary for the entire calendar month in which such termination shall take place and no longer and the Employee shall not be entitled to any portion of the Bonus with respect to the fiscal year in which such termination shall take place.

          (C) Termination Upon Death, Disability or Retirement. If the Employment Term shall terminate upon the death, disability or retirement of the Employee, the Company shall pay to the Employee (or, in the event of the death of the Employee, to the personal representative of the death of the Employee) (i) the Salary for the entire calendar month in which such termination shall take place, (ii) such death benefit, disability benefit or retirement benefit as shall be provided in Section 13 hereof and (iii) that portion of the Bonus, if any, with respect to the fiscal year in which such termination shall take place, prorated through the date of such termination (less any portion thereof prepaid by the Company) only if, and to the extent, that such portion exceeds such death benefit, disability benefit or retirement benefit.

          (D)  Other  Termination.  If  the  Employment  Term   shall  terminate
     after December 31, 2008 for any reason other than as provided under paragraphs (A),

     (B), or (C) of this Section 12, the Company shall pay to the Employee (i) the Salary for the entire calendar month in which such termination shall take place and (ii) that portion of the Bonus, if any, with respect to the fiscal year in which such termination shall take place prorated through the date of such termination (less any portion thereof prepaid by the Company).

The accrual for the Employee of, or his participation in fringe benefit programs of the Company shall cease upon the termination of the Employment Term; and the Employee shall be entitled to accrued benefits under such programs only as provided thereunder. The Employee shall not receive any payment or other compensation for any vacation, holiday, sick leave or other leave unused upon the termination of the Employment Term hereunder. The termination of the Employment Term hereunder for any reason other than the death of the Employee shall not terminate the obligations of the Employee under Sections 14, 15 and 16 hereof.

     Section 13. Death, Disability or Retirement.

     (a) In the event of the death of the Employee during the Employment Term, the Company shall continue to pay to the personal representative of the estate of the Employee the Salary as a death benefit, for a period of twelve (12) months commencing with the beginning of the month immediately following the month in which the Employment Term shall terminate.

     (b) In the event of the disability of the Employee during the Employment Term, the Company shall continue to pay to the Employee the Salary as a disability benefit for a period of twelve (12) months commencing with the beginning of the month immediately following the month in which the Employment Term shall terminate. For the purposes hereof, the disability of the Employee shall occur if and when the Employee shall be considered to be disabled under and in accordance with the provisions of Section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended, or any substitute or similar provision of the statutes of the United States in effect at the time (hereinafter sometimes called the "Code").

     (c) In the event of the retirement of the Employee during the Employment Term, the Company shall continue to pay to the Employee the Salary as a retirement benefit during the period of twelve (12) months commencing with the beginning of the month immediately following the month in which the Employment Term shall terminate, provided, however, that, if the Employee shall, immediately prior to his retirement, then be a specified employee as referred to in Section 409A(a)(2)(B) of the Code, the payment of such retirement benefit shall not commence until the beginning of the month six (6) months following the month which the Employment Term shall terminate and shall continue for the period of twelve (12) months thereafter. For the purposes hereof, the retirement of the Employee shall occur if and when the Employee shall certify in writing his retirement from the Company following the date when the Employee shall reach the age of sixty (60) years.

     Section 14. Confidential Information. The Employee recognizes that (a) during the period of his engagement as an employee of the Company prior to and during the Employment Term, he has acquired and will acquire secret and confidential trade, manufacturing, design, research, process, product and customer information relating to the business of the Company, including but not limited to the Company Business, and relating to customers or suppliers of the Company, including but not limited to customer lists, customer relations and marketing outlets possessed and used by the Company and (b) such information represents a valuable asset and remains the property of the Company required for the effective and successful conduct of the business of the Company. The Employee hereby agrees that he shall not publish, disclose, or make accessible such information to any individual, corporation or other business organization and shall not use such information at any time, whether during the Employment Term or thereafter, except during the Employment Term for the benefit of the Company. The Employee shall return to the Company at the end of the Employment Term all written or tangible evidence of such information then in the possession of the Employee.

     Section 15. Patents and Inventions. The Employee recognizes that any patents, patent applications, inventions, copyrights, developments and process which the Employee has acquired or developed or may acquire or develop during the period of his engagement as an employee of the Company, including the Employment Term, relating to the business of the Company, including but not limited to the Company Business, belongs to the Company; and, promptly upon the request of the Company at any time, whether during the Employment Term or thereafter, the Employee shall execute all assignments to the Company and such other documents and shall take such other action as the Company shall reasonably request in order to transfer to, and invest in, the Company all right, title and interest of the Employee in and to such patents, patent applications, inventions, copyrights, developments and processes, free and clear of any and all claims of persons other than the Company claiming under or through the Employee.

         Section 16.       Non-Competition.

     (a) The Employee hereby agrees with the Company that, during the Employment Term and for a period of twenty-four (24) months thereafter, (i) the Employee shall not, directly or indirectly, engage or invest in, own, manage, operate, finance, control or participate in the ownership, management, operations, financing or control of, or be engaged by, associated with, or in any manner connected with, lend the name of the Employee to, lend the credit of the Employee to, or render services or advice to, any business, the products or activities of which compete in whole or in part with the products or activities of the Company Business; (ii) the Employee shall not, directly or indirectly, for himself or any other person (A) induce or attempt to induce any other employee or agent of the Company then currently employed thereby to leave the employ of the Company, (B) in any way interfere with the relationship between the Company and any other employee or agent of the Company then currently employed thereby, employ, or otherwise engage as an employee, independent contractor or otherwise, any other employee of the Company then currently employed thereby, or (D) induce or attempt to induce any customer, supplier, licensee or business relation of the Company, to cease doing business with the Company or in any way interfere with the relationship between any customer, supplier, licensee or business relation of the Company, and the Company; and
(iii) the Employee shall not, directly or indirectly, either for himself or any other person, solicit the business of any person known to the Employee to be a customer of the Company, whether or not the Employee had personal contact with such person prior to the Employment Term, with respect to products or activities which compete in whole or in part with the products or activities of the Company Business.

     (b) Furthermore, the Employee hereby agrees with the Company that, at any time, the Employee shall not disparage the Company or the Company Business or any of the directors, officers, other employees or agents of the Company.

     (c) Notwithstanding the foregoing, nevertheless, in this Section 15, nothing contained herein shall prohibit the Employee from purchasing or holding any stock or other securities traded on a national securities exchange registered under the Securities Exchange Act of 1934, as amended and presently in effect, or under the National Association of Securities Dealers Automated Quotation System or any successor thereto.

     Section 17. Survival. The covenants and agreements contained in, or made pursuant to, this Agreement, unless otherwise terminated as provided herein, shall survive the cessation of the Employment Term.

     Section 18. Notices. All notices, consents, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the day when delivered by hand (with written confirmation of receipt); (b) on the next business day when sent by facsimile (with written confirmation of receipt); provided, however, that a copy is mailed by registered mail, return receipt requested; or (c) on the day when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate address and facsimile number set forth below (or to such other address and facsimile number as a party may designate by notice to the other party):

     To the Company:
          American Locker Group Incorporated 815 South Main Street Grapevine, Texas 76051
          Attention: Secretary
     Facsimile number: [Insert]

     To the Employee:
          Edward F. Ruttenberg
          [Insert]
     Facsimile number: [Insert]

     Section 19. Waiver. Any waiver by either the Company or the Employee of a breach of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of either party to insist upon strict adherence to any provision of this Agreement on one or more occasions shall not be considered a waiver and shall not deprive such party of the right thereafter to insist upon strict adherence to such provision of this Agreement.

     Section 20. Integration. This Agreement represents the entire understanding of the parties hereto and supersedes and cancels any and all prior negotiations, understandings and agreements, written or oral, between the Company and the Employee relating to the subject matter hereof. No waiver, revocation, modification, or amendment of any provision hereof shall be binding unless in writing signed by the party against which or whom such waiver, revocation, modification or amendment shall be enforced.

     Section 21. Third-Party Beneficiaries. Except as otherwise expressly provided herein with respect to any personal representative of the Employee, this Agreement does not create, and shall not be interpreted or construed to create, any rights enforceable by any person not a party to this Agreement.

     Section 22. Interpretation.

     (a) The titles of the Sections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning of construction of any of the terms or provisions hereof.

     (b) As used in this Agreement, (i) any gender shall include any other gender whenever appropriate, (ii) the singular shall include the plural and the plural shall include the singular whenever appropriate, and (iii) the disjunctive shall include the conjunctive and the conjunctive shall include the disjunctive whenever appropriate.

     (c) Whenever in this Agreement reference is made to "this Agreement" or to any provisions "hereof" or "hereunder" or words to similar effect, such reference shall be construed to refer to within the instrument, unless the context in which such reference is used clearly requires otherwise.

     Section 23. Governing Law. This Agreement shall be interpreted, and its validity and effect determined, under and in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

     Section 24. Enforcement. The Employee recognizes that the provisions of Sections 14, 15 and 16 of this Agreement are vitally important to the continuing welfare of the Company and that, notwithstanding anything contained herein to the contrary, money damages constitute a totally inadequate remedy for any violation thereof. Accordingly, in the event of any such violation by the Employee, the Company shall have the right to institute and maintain a proceeding to compel specific performance thereof or to issue an injunction restraining any action by Employee in violation of any of Sections 14, 15 and 16 of this Agreement, without posting bond or other security. In the event that any covenant contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographical area or by reason of its being too extensive in any other respect, it shall be interpreted to extend only over the maximum period of time for which it may be enforceable and over the maximum geographical area as to which it may be enforceable and to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court. The existence of any claim or cause of action which the Employee may have against the Company shall not constitute a defense or bar to the enforcement of any of the provisions of this Agreement.

     Section 25. Severability. If any provision of this Agreement shall be invalid and unenforceable, the remaining provisions hereof shall continue fully to be effective. If any provision of this Agreement, or portion thereof, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision, or portion thereof, to any other persons or circumstances shall not be affected thereby; and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     Section 26. Benefit and Burden. This Agreement shall be binding upon and inure to the benefit of the Company and any successor or assign thereof which shall succeed to substantially all the assets and business of the Company. The term the "Company," as used herein, shall mean and include any subsidiary of the Company engaged in the Company Business and any such successor or assign after its succession to such assets and business. Except as expressly provided herein, this Agreement and all rights and benefits, as well as all obligations of the Employee hereunder, are personal to the Employee; and neither this Agreement nor any right or interest of the Employee herein or arising hereunder shall be subject to voluntary or involuntary alienation, assignment, hypothecation or transfer by the Employee.

     Section 27. Counterparts. The parties hereto may execute this Agreement in any number of counterparts, each of which, when executed and delivered, shall have the force and effect of an original; but all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and in the year first above written.

                                        THE COMPANY:

Attest:                                 AMERICAN LOCKER GROUP
                                          INCORPORATED

/s/ Karen Mayhugh                       By /s/ Ronald Cronin
-----------------------------              ---------------------------
Title:                                  Title: Chief Financial Officer
      -----------------------                  -----------------------
[Corporate Seal]

Witness:                                THE EMPLOYEE:


/s/ Karen Mayhugh                       /s/ Edward F. Ruttenberg       [Seal]
-----------------------------           -------------------------------
                                        Edward F. Ruttenberg